U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 7, 2004

                              IBIZ TECHNOLOGY CORP.

             (Exact name of Registrant as specified in its charter)

                                     FLORIDA
            (State or jurisdiction of incorporation or organization)

                                     0-27619
                            (Commission File Number)

                                   86-0933890
                     (I.R.S. Employer Identification Number)

            2238 West Lone Cactus, Suite 200, Phoenix, Arizona 85027
               (Address of principal executive offices) (Zip Code)

                  Registrant's telephone number: (623) 492-9200

                                   Copies to:
                             Darrin M. Ocasio, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On December 7, 2004, iBiz Technology Corp. (the "Company") and Keshet Fund, L.P., Keshet L.P., Laurus Master Fund, Ltd., and Talbiya B Investments Limited, the holders (collectively, the "Debenture Holders") of the Company's convertible debentures issued between October 2000 and January 2002 (the "Debentures") and related warrants to purchase shares of the Company's common stock, $.001 par value (the "Warrants"), entered into an Agreement (the "Agreement") whereby the Debenture Holders agreed to structure a conversion of the Debentures in order to extinguish all rights and obligations owed to such Debenture Holders based upon the outstanding Debentures and Warrants. Pursuant to the Agreement, $1,128,052.33 in debt pursuant to the Debentures and 587,500 Warrants were extinguished in exchange for an aggregate of 400,000,000 shares of the Company's common stock. The Company currently has no convertible debentures issued and outstanding.

The foregoing is not intended to be a full and complete description of the transaction. Terms of the transaction are more fully described in the Settlement Agreement and Release, attached as an exhibit to this Form 8-K.

ITEM 1.02 TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

      See above.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

      See above.

ITEM 3.03 MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS

      See above.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(A) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

      Not applicable.

(B) PRO FORMA FINANCIAL INFORMATION.

      Not applicable.

(C) EXHIBITS.

Number                        Description

10.1    Settlement Agreement and Release dated December 7, 2004

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                                    SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                              IBIZ TECHNOLOGY CORP.

Dated: December 8, 2004                By: /s/  Kenneth W. Schilling
                                       -----------------------------------------
                                       Kenneth W. Schilling, President